Exhibit 99.1

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

N E W S R E L E A S E

Oculus VisionTech Announces Effective Date of Name Change to Oculus Inc.

Vancouver, British Columbia - (January 13, 2025) - Oculus VisionTech Inc. (TSXV: OVT; OTCQB: OVTZ; FSE: USF1) (“the “Company”) announces that the TSX Venture Exchange (the “Exchange”) has approved the Company’s name change from “Oculus VisionTech Inc.” to “Oculus Inc.” effective January 16, 2025 (the “Name Change”). The Company’s trading symbols on the Exchange, Over The Counter Market (OTC) and the Frankfurt Stock Exchange (FSE) will remain unchanged.

The Name Change was approved by shareholders of the Company at the annual meeting of shareholders held on September 30, 2024, and the Company has satisfied the filing requirements of the Wyoming Secretary of State in respect of the Name Change.

The Company’s common shares will begin trading on the facilities of the Exchange under the new name on January 16, 2025. The CUSIP number and ISIN number for the Company’s common shares will remain unchanged. The Company currently has 91,422,569 common shares issued and outstanding and there is no change in the capitalization of the Company in connection with the Name Change.

About Oculus VisionTech

Oculus VisionTech Inc. (OVT), www.ovtz.com, is a cloud-native development-stage technology company focused on data compliance and digital privacy solutions for business customers worldwide. With offices in San Diego, California and Vancouver, British Columbia, the Company is currently expanding its’ new ComplyTrust® www.complytrust.com, product suite which includes the ComplyScan® cloud data protection and compliance tool and Forget-Me-Yes® B2B data privacy Software-as-a-Service (SaaS) platform, optimizing CCPA, GDPR, LGPD and other regulatory compliance legislation for Salesforce organizations worldwide that provide businesses with secure data privacy tools enabling sustained and continuous global regulatory compliance of data subject rights. OVTZ’s legacy Cloud-DPS digital content protection solution implements invisible forensic watermarking technology that seamlessly embeds imperceptible tracking components into documents and video-frame content that enables tamper-proof legal auditability for intellectual property protection.

Learn more about Oculus at www.ovtz.com or follow us on Twitter (https://twitter.com/OculusVT) or Facebook (https://www.facebook.com/OculusVisionTech/)

Oculus VisionTech Inc.	- 2 -
News Release – Continued

About ComplyTrust®

ComplyTrust Inc. https://complytrust.com/, a 100% wholly-owned subsidiary of Oculus VisionTech, is specifically focused on providing enterprise organizations and individuals with secure data privacy tools that provide sustained and continuous global regulatory compliance of data subject rights. Headquartered in San Diego, California, ComplyTrust was founded by industry veteran storage technology experts and is operated by an experienced management team.

Learn more about ComplyTrust at https://complytrust.com/.

For further information, contact:

Anton Drescher
Telephone: (604) 685-1017
Fax: (604) 685-5777

Website: http://ovtz.com/

TSXV: https://money.tmx.com/en/quote/OVT/company#profile-section-company-spoke

US OTC Markets (OTCQB): https://www.otcmarkets.com/stock/OVTZ/security

Berlin Borse: https://www.boerse-berlin.com/index.php/Shares?isin=US67575Y1091

Frankfurt Borse: https://www.boerse-frankfurt.de/equity/oculus-visiontech

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This news release contains forward-looking statements and information within the meaning of applicable securities laws (collectively, “forward-looking statements”), including the United States Private Securities Litigation Reform Act of 1995. All statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including the Name Change and approval thereof by the TSX Venture Exchange. Such forward-looking statements include, among others, statements as to the intended uses of the proceeds received from the Offering. Often, but not always, forward-looking statements can be identified by words such as “pro forma”, “plans”, “expects”, “may”, “should”, “budget”, “schedules”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “potential” or variations of such words including negative variations thereof and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved. Actual results could differ from those projected in any forward-looking statements due to numerous factors including risks and uncertainties relating to, among others, the change of business focus of the management of Oculus, the inability of Oculus to pursue its current business objectives, the ability of the Company to obtain any required governmental, regulatory or stock exchange approvals, permits, consents or authorizations required for any future activities, and the inability of Oculus to obtain the financing required to carry out its future activities. Other factors such as general economic, market or business conditions or changes in laws, regulations and policies affecting the Company’s industry, may also adversely affect the future results or performance of the Company. These forward-looking statements are made as of the date of this news release and Oculus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in these forward-looking statements. Although Oculus believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate.

Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in Oculus’ periodic reports filed from time-to-time with the United States Securities Exchange Commission and Canadian securities regulators. These reports and Oculus’ public filings are available at www.sec.gov in the United States and www.sedar.com in Canada.